0 May 2022 Investor Presentation 0 Exhibit 99.1

1 Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, statements involving known and unknown risks, uncertainties, and other factors that may cause Spark Networks’ performance or achievements to be materially different from those of any expected future results, performance, or achievements. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Written words, such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates,” and variations thereof, or the use of future tense, identify forward-looking statements. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. These statements include, without limitation, statements regarding the online dating market and the amount of this market captured in the U.S. by Spark; the refinanced debt facility providing financial flexibility to execute on plan to return to revenue growth in 2022; our expectations of revenue growth and adjusted EBITDA margin for 2022; revenue potential from the Zoosk integration and product upgrades; the significant upside potential of the Zoosk app; the pipeline of Zoosk monetization levers including marketing spending in 2022; product and marketing initiatives in concert with increased marketing spend fueling growth; Zoosk’s turnaround; and the management team’s commitment to long-term equity value creation. There are a number of factors that could cause actual results and developments to differ materially, including, but not limited to, the following: the risk that the benefits, including expected cost synergies, from the acquisition of Zoosk, Inc. may not be fully realized or may take longer to realize than expected; risks related to the degree of competition in the markets in which Spark Networks operates; risks related to our ability to stabilize our business; risks related to our ability to achieve our financial projections or estimates including with respect to Adjusted EBITDA; risks related to the ability of Spark Networks to retain and hire key personnel, operating results and business generally; Spark Networks' ability to identify potential acquisitions; Spark Networks' ability to comply with new and evolving regulations relating to data protection and data privacy; general competition and price measures in the market place; risks related to the duration and severity of COVID-19 and its impact on Spark Networks' business; and general economic conditions; Spark Networks’ ability to introduce new competitive products and the degree of market acceptance of such new products; the timing and market acceptance of new products introduced by Spark Networks’ competitors; general competition and price measures in the market place; risks related to the duration and severity of COVID-19 and its impact on Spark Networks’ business; and general economic conditions. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” in Spark Networks’ Annual Report on Form 10-K for the year ended December 31, 2021 and in other sections of Spark Networks’ filings with the Securities and Exchange Commission (“SEC”), and in Spark Networks’ other current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this presentation are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement except as required by law.

2  Spark Networks is the fourth largest online subscription-based dating company across North America and Europe by revenue  Strong portfolio of brands serving people seeking meaningful relationships, targeting the 40+ demographic and people with religious affiliations  We estimate the online dating market for meaningful relationships to be about $2.3 billion, growing at 7% a year. Spark captures about 30% of this market in the U.S.  New management team has successfully positioned Spark for growth  Delivered new product features and brands to enhance competitive differentiation and drive engagement  Completed refinancing of its debt facility in Q122, which provides financial flexibility to execute on plan to return to revenue growth in 2022.  Expects mid to high single-digit revenue growth and a double-digit adjusted EBITDA margin for full year 2022 Spark Networks Overview 1 2 40+ Faith-Based

3 Spark Management CEO of Spark Networks since November 2019 Approximately 6 years of public company CEO experience Previously CEO at Criteo S.A. (NASDAQ: CRTO) and COO at Living Social and Rosetta Stone Eric Eichmann Chief Executive Officer, Managing Director CFO of Spark Networks since August 2021 Over 20 years of public company CFO experience Previously CFO at Synchronoss Technologies (NASDAQ: SNCR), The Meet Group (NASDAQ: MEET) and Nutrisystem (NASDAQ: NTRI)1 David Clark Chief Financial Officer, Managing Director 1. Nutrisystem was taken private in 2019

4 Investment Highlights Large and growing online dating market with structural tailwinds benefitting meaningful dating segment 1 Scarce global online dating platform of scale, with significant presence in U.S. market2 Differentiated portfolio of premium and niche dating brands for people seeking meaningful relationships 3 New social dating features driving engagement and customer acquisition4 Highly predictable subscription model with strong unit economics 5 Financial inflection point following transformative Zoosk acquisition and debt refinancing6 Highly experienced management team with track record of successful execution7

5 Large and Growing Online Dating Market $2.3bn Meaningful Dating Segment $5.7bn Total Market 5.5% Total market CAGR 6.6% U.S. 45+ meaningful dating market CAGR ~2mm Annual increase in people aged 45+ in U.S. 30% Spark Networks share of U.S. 45+ meaningful dating market Source: Technavio, 360i research, pew research, 8A analysis

6 Clear Competitive Differentiation PREMIUM SUBSCRIPTIONS SUBSCRIPTIONS FREEMIUM / ADVERTISING CASUAL/CHAT EVERYTHING MEANINGFUL LONG-TERM RELATIONSHIPS

7 723 514 223 1 2 3 4 2,829 1 of Only 4 Scaled Online Dating Platforms Globally 2021 Revenue1 Source: Company filings, S&P Capital IQ as of 12/31/21 1. LTM 12/30/21 for The Match Group, Bumble and Spark Networks, and LTM 06/30/20 for ParshipMeet Group (using an exchange rate of 1.14 USD/EURO) 2. Valuation and multiple are based on median of Wall Street Estimates; exchange rate of 1.14 USD/EURO Monthly ARPU Enterprise Value $16.16 $22.83 N/A $20.17 $35.3bn $3.7bn $2.4bn $147mm 32.1x 18.1x 20.0x 4.4x 2 ($ in mm) EV / 2021 EBITDA ,983 66 217

8 Diversified Revenues with Strong Presence in U.S. By Brand (2021) By Geography (2021) Others United States (65%)(50%) (27%) (11%) (4%) (2%) (1%) (4%) France (10%) Australia (7%) Canada (6%) United Kingdom (4%) Germany (1%) Other (8%)

9 Category Leading Brands 40+ Social dating for 40+ year olds seeking meaningful relationships Exclusive dating site for the young-at-heart 50+ singles Mature and elite dating experience for educated professionals Faith-Based Leading brands for faith-based dating across major religious categories

10 ~195K Subscribers1 Founded in 2013 Strong Track Record of North American Growth (in ‘000s) ~101K Subscribers1 Founded in 2017 Source: Company provided materials, public filings Note: Registrations and paying subscribers include North America only 1. As of September 2021 33% 54% Example New Brand Launches’16A -’21A CAGR 1,617 9,240 46 613 2016A 2021E Registrations Paying Subscribers ,131 05

11 Zoosk Acquisition Rationale & Assessment Original Transaction Rationale New Management Assessment Creates a global online dating group of scale  Significantly increases presence in important U.S. market  Secures leading brand with broad appeal in 40+ demographics  Significant efficiencies from combining Zoosk and Spark Networks marketing budgets  $24mm estimated cost synergies from elimination of duplicate overhead and engineering  1 2 3 4 5 The Zoosk acquisition was a unique way to gain scale in the U.S. market and establish a platform to pursue the attractive social dating opportunity

12 Update on Zoosk Integration and Product Upgrades 2020 2021 2022 Closed SF operations, managing all from Berlin team Performance marketing synergies (operations, scale) Streamlined user experience (onboarding, search) and monetization improvements Aesthetics Refresh New social features – Zoosk Live! User access optimization Revenue optimization initiatives – up to $20mm revenue potential New social feature virtual travel dates – Zoosk Great Dates App refactoring and app first initiatives

13 Successful Roll Out of Zoosk Live! Source: Market Research Future Note: Zoosk Live! was launched on 07/01/21 1. As of November 2021 28.1% Total live streaming market ‘21E – ‘27E CAGR >10K Zoosk Live! Daily active users1 >$600K Cumulative revenue since launch1 Successful launch of Zoosk Live! – Spark Network’s first product targeting the rapidly expanding social dating opportunity

14 Launch of Zoosk Great Dates  New, first-of-its-kind interactive social dating experience  Offers virtual destination-based video dating  Current destinations include Greece, Italy and Japan  Available for free to all Zoosk subscribers  Launched on December 6th, 2021     

Zoosk App Has Significant Upside Potential

~18mm
App downloads[1]

~580K
2021 YTD Average DAU

>2bn
Messages[2]

>10bn
Profile views[2]

zoosk



Ratings & Reviews
4.3
out of 5
70,515 Ratings

"I find Zoosk easy to use and have recommended it to a few people..."

– **kathycalle**, 11/08/2021

"I pay for the app and it's worth it especially with the new update..."

– **Cinder Bee**, 07/06/2021

"It is way way way better than Eharmony..."

– **Divegirl555**, 04/15/2021

"...It gives you more information about a person than Bumble..."

– **ShilahCato2020**, 1 year ago

1. Cumulative since 2017 (both Apple and iOS)
2. Cumulative since 2018

15

spark networks

16 Pipeline of Zoosk Monetization Levers Marketing Revenue Optimization Initiatives Up to $20mm Revenue Potential  Increase marketing spending in 2022  Fully leveraged CRM & extended duration campaigns  Flexible retargeting Product Social Dating  Enhanced first time user experience  Payment page optimization  Improved matching  Zoosk Live! additional consent campaigns  App refactoring / App first initiatives  Zoosk Great Dates launch and optimization

17 Financial Trajectory ’16A -’21A CAGR 18% 29% ($ in mm) Revenue and Adjusted EBITDA Note: 2019 financials include 6 months of Zoosk results Revenue Adjusted EBITDA Zoosk integration 2016 2017 2018 2019 2020 2021 233 81 92 114 171 217 7 5 11 10 39 33

18 2022 Progress Spark successfully refinanced its debts facility in the first quarter, to better fund its growth initiatives in 2022 and beyond Zoosk’s new subscribers grew 15% year over year in April Zoosk’s turnaround is progressing well as organic traffic increased 65% year over year in the first quarter Zoosk female paid subscriptions and positive match responses, key engagement indicators, both increased 14% year over year in April    

19 New Management Team Committed to Long-Term Equity Value Creation Expects low double-digit Adjusted EBITDA margin for full year 2022 Product and marketing initiatives, in concert with increased marketing spend, are fueling growth Expects mid to high single-digit total revenue growth for full year 2022 Changed listing to NASDAQ to increase attractiveness of LOV stock  Exploring U.S. incorporation to reduce complexity    

20 Appendix

21 Company Timeline 201820172015201120102009 20132012 2014 2016 2019 Entry into English- speaking markets under the EliteSingles brand EliteSingles enters the U.S. Market eDarling in Germany was the first country / brand launched by Affinitas GmbH Launched Acquired Zoosk, Inc. Early investors in Affinitas GmbH Rapid international expansion including France, Spain, Russia, Netherlands and Poland Merger with Spark Networks, Inc. (75:25 ratio1) Renamed the company Spark Networks SE, and listed on NYSE American 1. Ownership holding was split between Affinitas (75%) and Spark (25%)

22 Cap Table Sources and Uses & Pro-Forma Capitalization SOURCES & USES ($ IN MILLIONS)1 Sources Uses $ % $ % Term Loan $100.0 100.0% Refinance Existing Indebtedness $85.6 85.6% OID & Transaction Fees 7.7 7.7% Cash to Balance Sheet 6.7 6.7% Total Sources $100.0 100.0% Total Uses $100.0 100.0% PRO-FORMA CAPITALIZATION ($ IN MILLIONS) Pre-Transaction 12/31/2021 Pro-Forma Transaction 12/31/2021 Cash & Cash Equivalents $16.1 $22.8 Gross Debt 85.6 100.0 Net Debt $69.5 $77.2 2021A Adj. EBITDA $33.0 $33.0 Gross Debt / 2021A Adj. EBITDA Net Debt / 2021A Adj. EBITDA 2.6x 2.1x 3.0x 2.3x Company filings, Company provided materials, CapIQ Transaction Fees include illustrative professional fees to Moelis, prepayment penalties on existing indebtedness, 2.0% original issue discount, legal fee, collateral fee, deposit, and overhead fee Only includes EBITDA adjustments as per Company-provided 2021 financials Source: 1.

23 Use of Non_GAAP Measures Adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"), a non-U.S. GAAP financial measure, is one of the primary metrics by which we evaluate the performance of our business, budget, forecast and compensate management. We believe this measure provides management and investors with a consistent view, period to period, of the core earnings generated from the ongoing operations and allows for greater transparency with respect to key metrics used by senior leadership in its financial and operational decision-making. We define Adjusted EBITDA as net earnings (loss) excluding interest expense, (gain) loss on foreign currency transactions, income tax (benefit) expense, depreciation and amortization, asset impairments, stock-based compensation expense, acquisition related costs and other costs. Adjusted EBITDA has inherent limitations in evaluating the performance of the Company, including, but not limited to the following: • Adjusted EBITDA does not reflect the cash capital expenditures during the measurement period; • Adjusted EBITDA does not reflect any changes in working capital requirements during the measurement period; • Adjusted EBITDA does not reflect the cash tax payments during the measurement period; and • Adjusted EBITDA may be calculated differently by other companies in our industry, thus limiting its value as a comparative measure. Because of these limitations, Adjusted EBITDA should be considered in addition to other financial performance measures, including net income (loss) and our other U.S. GAAP results. A reconciliation of the Adjusted EBITDA for the three months ended March 31, 2022 and 2021 can be found in the table below. Statements regarding our expectations as to the full year 2022 Adjusted EBITDA do not include certain charges and costs. The adjustments to EBITDA in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior periods, including (i) items such as share-based compensation, asset impairments, gains or losses on foreign currency transactions and interest expense, and (ii) items related to acquisitions or other costs that are non-recurring, infrequent, or unusual in nature including transaction and advisory fees, merger integration costs, other employee payments, and severance. The exclusion of these charges and costs in future periods will have a significant impact on our Adjusted EBITDA. We are not able to provide a reconciliation of our non-U.S. GAAP financial guidance to the corresponding U.S. GAAP measures without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs.

24 Reconciliation table